UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 16, 2007

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd, Suite 500, Chattanooga, TN 37421-6000
(Address of principal executive office, including zip code)

423.855.0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits

On October 22, 2007, CBL & Associates Properties, Inc. (“CBL”) filed a Current Report on Form 8-K pursuant to Items 2.01 and 9.01 that reported the completion of two transactions with the Westfield Group (“Westfield”) involving four malls located in the St. Louis, MO area.

On October 16, 2007, Chesterfield Mall was acquired by CBL from Westfield in exchange for cash and the assumption of the property’s debt. The assets and liabilities of this property will be accounted for under the purchase method of accounting in CBL’s consolidated financial statements and will be recorded based on their estimated fair values. On that same date, Westfield contributed West County Mall, South County Mall and Mid Rivers Mall to CW Joint Venture LLC (the “JV”), a CBL-controlled joint venture in exchange for 100% of the preferred equity in the JV. Due to the fact that CBL has a controlling voting interest and receives all of the economics of the three properties contributed to the JV once Westfield has received its preferred distribution, CBL will also consolidate these three properties. Therefore, the assets and liabilities of these properties will be accounted for under the purchase method of accounting in CBL’s consolidated financial statements and will be recorded based on their estimated fair values.

This Amendment No. 1 to Current Report on Form 8-K provides the required financial statements and pro forma financial information pursuant to parts (a) and (b), respectively, of Item 9.01.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)	Financial Statements of Businesses Acquired

The combined statement of certain revenues and certain operating expenses of South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall (collectively, the “Westfield Malls”) listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information of CBL & Associates Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

(c)	Exhibits

10.22.1	Contribution Agreement among Westfield America Limited Partnership, as Transferor, and CW Joint Venture, LLC, as Transferee, and CBL & Associates Limited Partnership dated August 9, 2007*

10.22.2

Contribution Agreement among CBL & Associates Limited Partnership, as Transferor, St. Clair Square, GP, Inc. and CW Joint Venture, LLC, as Transferee, and Westfield America Limited Partnership, dated August 9, 2007*

10.22.3	Purchase and Sale Agreement between Westfield America Limited Partnership, as Transferor, and CBL & Associates Limited Partnership, as Transferee, dated August 9, 2007*

23.1	Consent of Deloitte & Touche LLP

99.1	Press Release – CBL Completes $1.03 Billion Transaction to Gain Control of Four Leading St. Louis Area Regional Malls**

*	Incorporated by reference from the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 filed on November 9, 2007.
**	Incorporated by reference from the Current Report on Form 8-K filed on October 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 CBL & ASSOCIATES PROPERTIES, INC.

                 ___________/s/ John N. Foy_____________

                 John N. Foy

                 Vice Chairman of the Board,

                 Chief Financial Officer and Treasurer

Date: January 2, 2008

INDEX TO FINANCIAL STATEMENTS AND

PRO FORMA FINANCIAL INFORMATION

The term “acquisition” shall refer to the purchase of a controlling interest in West County Mall, South County Mall and Mid Rivers Mall and the acquisition of Chesterfield Mall by CBL & Associates Properties, Inc. from the Westfield Group.

The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for the most recent fiscal year preceding the respective acquisition date as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall (the “Westfield Malls”) not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. In addition, as the Westfield Malls will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

Page

Number

South County Mall, West County Mall, Mid Rivers Mall

and Chesterfield Mall

Independent Auditors’ Report	6

Combined Statement of Certain Revenues and Certain Operating Expenses for the Nine

Months Ended September 30, 2007 (Unaudited) and the Year Ended December 31, 2006	7

Notes to Combined Statement of Certain Revenues and Certain Operating

Expenses for the Year Ended December 31, 2006	8

CBL & Associates Properties, Inc.

Pro Forma Consolidated Statement of Operations for the Year Ended

December 31, 2006 (Unaudited)	11

Pro Forma Consolidated Statement of Operations for the Nine Months

Ended September 30, 2007 (Unaudited)	12

Pro Forma Consolidated Balance Sheet as of September 30, 2007 (Unaudited)	13

.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

CBL & Associates Properties, Inc.:

We have audited the accompanying combined statement of certain revenues and certain operating expenses of South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall (the “Westfield Malls”) for the year ended December 31, 2006. This financial statement is the responsibility of CBL & Associates Properties, Inc.’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Westfield Malls’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of certain revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of one mall and the purchase of a controlling interest in three malls). Material amounts, described in Note 1 to the combined statement of certain revenues and certain operating expenses that would not be directly attributable to those resulting from future operations of the Westfield Malls are excluded, and the financial statement is not intended to be a complete presentation of the Westfield Malls’ revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, certain revenues and certain operating expenses of the Westfield Malls for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia

January 2, 2008

South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall

Combined Statements of Certain Revenues and Certain Operating

Expenses for the Nine Months Ended September 30, 2007 (Unaudited)

and the Year Ended December 31, 2006

(In thousands)

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
	(Unaudited)
REVENUES:
Minimum rents	$43,349	$58,897
Percentage rents	695	1,537
Other rents	3,812	6,371
Tenant reimbursements	16,926	22,775
Total revenues	64,782	89,580

EXPENSES:
Property operating	8,953	11,637
Real estate taxes	6,559	7,970
Maintenance and repairs	3,852	4,916
Total expenses	19,364	24,523

Excess of certain revenues over certain operating expenses	$45,418	$65,057

See accompanying notes to financial statements.

SOUTH COUNTY MALL, WEST COUNTY MALL, MID RIVERS MALL

AND CHESTERFIELD MALL

NOTES TO COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2006

NOTE 1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying combined statement of certain revenues and certain operating expenses (the “Statement”) relates to South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall (the “Westfield Malls”), regional shopping malls in Missouri.

The term “acquisition” shall refer to the purchase of a controlling interest in West County Mall, South County Mall and Mid Rivers Mall and the acquisition of Chesterfield Mall by CBL & Associates Properties, Inc. (“CBL”) from the Westfield Group (“Westfield”). See Note 4 for further discussion.

The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisition of the Westfield Malls by CBL. Accordingly, the Statement is not representative of the actual operations of the Westfield Malls for the periods presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees, leasing commissions and interest income.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Tenant reimbursements are recognized in the period that the related costs are incurred. The Westfield Malls account for these leases as operating leases as they have retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant’s reported sales have reached certain levels specified in the respective lease.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. LEASING ACTIVITIES

The Westfield Malls have non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores’ sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2006 are as follows (in thousands):

Year Ending December 31,

2007	$54,558
2008	52,807
2009	50,418
2010	49,172
2011	47,072
Thereafter	179,515
Total	$433,542

NOTE 4. SUBSEQUENT EVENT

On October 16, 2007, Chesterfield Mall was acquired by CBL from Westfield in exchange for cash and the assumption of the property’s debt. On that same date, Westfield contributed West County Mall, South County Mall and Mid Rivers Mall to CW Joint Venture LLC (the “JV”), a CBL-controlled joint venture, in exchange for 100% of the preferred equity in the JV.

Pro Forma Financial Information

On October 16, 2007, Chesterfield Mall was acquired by CBL & Associates Properties, Inc. (“CBL”) from the Westfield Group (“Westfield”) in exchange for cash and the assumption of the property’s debt. The assets and liabilities of this property will be accounted for under the purchase method of accounting in CBL’s consolidated financial statements and will be recorded based on their estimated fair values. On that same date, Westfield contributed West County Mall, South County Mall and Mid Rivers Mall to CW Joint Venture LLC (the “JV”), a CBL-controlled joint venture in exchange for 100% of the preferred equity in the JV. Due to the fact that CBL has a controlling voting interest and receives all of the economics of the three properties contributed to the JV once Westfield has received its preferred distribution, CBL will also consolidate these three properties. Therefore, the assets and liabilities of these properties will also be accounted for under the purchase method of accounting in CBL’s consolidated financial statements and will be recorded based on their estimated fair values.

The term “acquisition” shall refer to the purchase of a controlling interest in West County Mall, South County Mall and Mid Rivers Mall and the acquisition of Chesterfield Mall by CBL from Westfield.

The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of CBL and South County Mall, West County Mall, Mid Rivers Mall and Chesterfield Mall (the “Westfield Malls”), consolidated and adjusted to give effect to the acquisition as described in Item 9.01 of this Current Report on Form 8-K/A. The historical consolidated financial statements of CBL have also been adjusted from the amounts reported in its Annual Report on Form 10-K for the year ended December 31, 2006, to appropriately reflect discontinued operations for one mall that was sold during the nine months ended September 30, 2007. These statements should be read in conjunction with the audited historical financial statements and notes thereto of CBL, which are included in CBL’s Annual Report on Form 10-K for the year ended December 31, 2006. These statements should also be read in conjunction with the combined historical financial statements of the Westfield Malls, included elsewhere in this Form 8-K/A.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and the nine months ended September 30, 2007, present the results for CBL and the Westfield Malls as if the acquisition had occurred on January 1, 2006. The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2007, gives effect to the acquisition that occurred subsequent to that date as if it had occurred on September 30, 2007.

CBL’s actual consolidated financial statements will reflect the effect of the acquisition on and after the applicable closing date rather than the dates indicated above. The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations or financial condition actually would have been had the acquisition in fact occurred on the assumed date, nor do they purport to project the consolidated results of operations and financial position for any future period.

CBL & Associates Properties, Inc.

Pro Forma Consolidated Statements of Operations

For The Year Ended December 31, 2006

(Unaudited and in thousands, except per share amounts)

	CBL Historical*	Westfield Malls	Pro Forma Adjustments		CBL Pro Forma
REVENUES:
Minimum rents	$616,147	$58,897	$866	(a)	$675,910
Percentage rents	23,825	1,537	—		25,362
Other rents	20,061	6,371	—		26,432
Tenant reimbursements	307,037	22,775	—		329,812
Management, development and leasing fees	5,067	—	—		5,067
Other	23,365	—	—		23,365
Total revenues	995,502	89,580	866		1,085,948

EXPENSES:
Property operating	159,827	11,637	—		171,464
Depreciation and amortization	228,531	—	40,786	(b)	269,317
Real estate taxes	80,316	7,970	—		88,286
Maintenance and repairs	54,152	4,916	—		59,068
General and administrative	39,522	—	—		39,522
Loss on impairment of real estate assets	480	—	—		480
Other	18,623	—	—		18,623
Total expenses	581,451	24,523	40,786		646,760
Income from operations	414,051	65,057	(39,920)		439,188
Interest and other income	9,083	—	—		9,083
Interest expense	(257,067)	—	(37,714	) (c)	(294,781)
Loss on extinguishment of debt	(935)	—	—		(935)
Gain on sales of real estate assets	14,505	—	—		14,505
Equity in earnings of unconsolidated affiliates	5,295	—	—		5,295
Income tax provision	(5,902)	—	—		(5,902)
Minority interest in earnings:
Operating partnership	(70,323)	—	14,803	(d)	(55,520)
Shopping center properties	(4,136)	—	(20,406	) (e)	(24,542)
Income from continuing operations	$104,571	$65,057	$(83,237)		$86,391
Basic per share data:
Income from continuing operations, net of preferred dividends	$1.16				$0.88
Weighted average common shares outstanding	63,885				63,885
Diluted per share data:
Income from continuing operations, net of preferred dividends	$1.13				$0.85
Weighted average common and potential dilutive common shares outstanding	65,269				65,269

(a)	Reflects the amortization of acquired above- and below-market leases.

(b)	Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the Westfield Malls.

(c)

Reflects interest expense on the approximate $454,094 of debt assumed (including debt premiums and discounts resulting from recording the debt at its fair value on the date of acquisition pursuant to Statement of Financial Accounting Standards No. 141) which had a combined weighted average effective interest rate of 5.81% as of the acquisition date. Also reflects interest expense on the cash portion of the purchase price totaling $163,755, which is assumed to have been borrowed at CBL’s effective interest rate of 6.81% as of the acquisition date under its unsecured line of credit.

(d)	Reflects the allocation of earnings to the minority interest in the Operating Partnership related to the results of operations of the Westfield Malls.

(e)

Reflects the annual preferred distribution of 5.0% on the perpetual preferred joint venture units of the joint venture, calculated pursuant to the provisions of the agreements governing the transactions.

*	Adjusted to reflect discontinued operations identified during fiscal year 2007.

CBL & Associates Properties, Inc.

Pro Forma Consolidated Statements of Operations

For The Nine Months Ended September 30, 2007

(Unaudited and in thousands, except per share amounts)

	CBL Historical	Westfield Malls	Pro Forma Adjustments		CBL Pro Forma
REVENUES:
Minimum rents	$465,223	$43,349	$507	(a)	$509,079
Percentage rents	11,840	695	—		12,535
Other rents	11,942	3,812	—		15,754
Tenant reimbursements	235,810	16,926	—		252,736
Management, development and leasing fees	6,565	—	—		6,565
Other	15,507	—	—		15,507
Total revenues	746,887	64,782	507		812,176

EXPENSES:
Property operating	123,997	8,953	—		132,950
Depreciation and amortization	176,067	—	28,329	(b)	204,396
Real estate taxes	65,039	6,559	—		71,598
Maintenance and repairs	41,856	3,852	—		45,708
General and administrative	29,072	—	—		29,072
Other	12,088	—	—		12,088
Total expenses	448,119	19,364	28,329		495,812
Income from operations	298,768	45,418	(27,822)		316,364
Interest and other income	7,618	—	—		7,618
Interest expense	(207,730)	—	(28,016	)(c)	(235,746)
Loss on extinguishment of debt	(227)	—	—		(227)
Gain on sales of real estate assets	10,565	—	—		10,565
Equity in earnings of unconsolidated affiliates	2,768	—	—		2,768
Income tax provision	(4,360)				(4,360)
Minority interest in earnings:
Operating partnership	(35,886)	—	11,482	(d)	(24,404)
Shopping center properties	(6,418)	—	(15,604	)(e)	(22,022)
Income from continuing operations	$65,098	$45,418	$(59,960)		$50,556
Basic per share data:
Income from continuing operations, net of preferred dividends	$0.63				$0.41
Weighted average common shares outstanding	65,233				65,233

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.62				$0.40
Weighted average common and potential dilutive common shares outstanding	65,900				65,900

(a)	Reflects the amortization of acquired above- and below-market leases.

(b)	Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the acquired properties.

(c)

Reflects interest expense on the approximate $454,094 of debt assumed (including debt premiums and discounts resulting from recording the debt at its fair value on the date of acquisition pursuant to Statement of Financial Accounting Standards No. 141) which had a combined weighted average effective interest rate of 5.81% as of the acquisition date. Also reflects interest expense on the cash portion of the purchase price totaling $163,755, which is assumed to have been borrowed at CBL’s effective interest rate of 6.81% as of the acquisition date under its unsecured line of credit.

(d)	Reflects the allocation of earnings to the minority interest in the Operating Partnership related to the results of operations of the Westfield Malls.

(e)

Reflects the annual preferred distribution of 5.0% on the perpetual preferred joint venture units of the joint venture, calculated pursuant to the provisions of the agreements governing the transactions.

CBL & Associates Properties, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2007

(in thousands, except share amounts)

	CBL Historical	Pro-forma Adjustments		CBL Pro Forma
ASSETS
Real estate assets:
Land	$828,905	$51,831	(a)	$880,736
Buildings and improvements	6,239,802	954,862	(a)	7,194,664
	7,068,707	1,006,693		8,075,400
Less: accumulated depreciation	(1,053,459)	—		(1,053,459)
	6,015,248	1,006,693		7,021,941
Developments in progress	271,331	12,000		283,331
Net investment in real estate	6,286,579	1,018,693		7,305,272
Cash and cash equivalents	48,880	—		48,880
Cash held in escrow	33,202	—		33,202
Receivables:
Tenant, net of allowance	70,121	—		70,121
Other	13,734	—		13,734
Mortgage and other notes receivable	34,851	—		34,851
Investment in unconsolidated affiliates	99,212	—		99,212
Intangible lease assets and other assets	228,417	56,093	(a)	284,510
TOTAL ASSETS	$6,814,996	$1,074,786		$7,889,782

LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$5,052,266	$617,849	(b)	$5,670,115
Accounts payable and accrued liabilities	324,711	33,144	(a)	357,855
Total liabilities	5,376,977	650,993		6,027,970
Commitments and contingencies
Minority interests	505,104	423,793	(c)	928,897
Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	—		5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	—		7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,710,828 issued and outstanding	657	—		657
Additional paid-in capital	984,323	—		984,323
Accumulated other comprehensive loss	(4,707)	—		(4,707)
Accumulated deficit	(47,370)	—		(47,370)
Total shareholders’ equity	932,915	—		932,915
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,814,996	$1,074,786		$7,889,782

(a)

Represents the allocation of the purchase price of the Westfield Malls to the assets acquired and liabilities assumed. Tangible and intangible assets/liabilities (and the related weighted average depreciable life) include land, buildings (40 years), site improvements (22 years), tenant improvements (10 years), above and below market leases (8 years), in-place leases (8 years) and above and below market ground leases (23 years).

(b)

Represents debt of $454,094 assumed (including debt premiums and discounts resulting from recording the debt at its fair value on the date of acquisition pursuant to Statement of Financial Accounting Standards No. 141) in connection with the acquisitions of the Westfield Malls, plus cash paid of $163,755 in connection with the acquisitions, which is assumed to have been borrowed under CBL’s unsecured line of credit.

(c)

Represents the total value of the perpetual preferred joint venture units in the underlying joint venture issued to Westfield to acquire the Westfield Malls. At the time of closing, this amount was reduced by $7,680 for prorations.  The annual preferred distribution included in the accompanying proforma consolidated statements of operations are based on the net value of $416,113 issued to Westfield.